Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James E. McKay, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Battle Mountain Gold Exploration Corp. on Form 10-KSB for the fiscal year ended July 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Battle Mountain Gold Exploration Corp.

Date:  November 15, 2004

                                        By: /s/ James E. McKay
                                        ---------------------
                                        James E. McKay
                                        Chief Executive Officer

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